UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 24, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805	13-2624428
(Commission File Number)	(IRS Employer Identification No.)

270 Park Avenue,
New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

     On March 24, 2008, JPMorgan Chase & Co. (“JPMorgan Chase”) and The Bear Stearns Companies Inc. (“Bear Stearns”) entered into an Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of March 16, 2008, by and between JPMorgan Chase and Bear Stearns (as amended, the “Merger Agreement”). Under the revised terms, each share of Bear Stearns common stock will be exchanged for 0.21753 of a share of JPMorgan Chase common stock.

     Among other things, the Amendment provides for the following:

     The definition of “Superior Proposal” has been amended to state that only a “Qualifying Party” may make a Superior Proposal under the Merger Agreement. A Qualifying Party is a third party that (i) enters into one or more guaranties of the obligations of Bear Stearns and its subsidiaries that are at least equivalent (and no less comprehensive) to each of the Guaranty and the Fed Guaranty (which guaranties shall take effect simultaneously with the termination of, and shall supersede, the Guaranty and the Fed Guaranty), (ii) has capital, liquidity and financial strength sufficient that such replacement guaranties will enable Bear Stearns and its subsidiaries to conduct business in the ordinary course as then conducted and (iii) enters into financing and support arrangements with the Federal Reserve as are necessary to enable Bear Stearns and its subsidiaries to conduct business in the ordinary course as then conducted.

     Under the terms of the Amendment, upon failure to obtain the requisite vote of Bear Stearns’s stockholders for the consummation of the merger, the Merger Agreement may be terminated by either party after 120 days have elapsed from the date of the stockholder meeting. The parties, however, may by mutual agreement extend the 120-day period. In addition, the Merger Agreement no longer provides that the parties must use reasonable best efforts to restructure and resubmit the transaction to the Bear Stearns stockholders for approval if the requisite vote of the Bear Stearns stockholders for the consummation of the merger is not obtained at a duly held stockholder meeting.

     As amended, the Merger Agreement may be terminated by JPMorgan Chase on the later of (i) if the transactions contemplated by the Share Exchange Agreement (as described below) or JPMorgan Chase’s ability to vote the shares it acquires under the Share Exchange Agreement are enjoined or otherwise prohibited and the injunction or prohibition is final and nonappealable, the 120th day after the final and nonappealable injunction or prohibition is issued and (ii) the earlier to occur of (a) the 60th day following the date of the Bear Stearns stockholders meeting specified in the first definitive proxy statement mailed to Bear Stearns’s stockholders in connection with the meeting to be held for the purpose of approving and adopting the Merger Agreement and (b) the 180th day after a final and nonappealable injunction or prohibition is issued.

     The terms of the asset option related to Bear Stearns’s headquarters building have been amended to add a provision that the option would be exercisable by JPMorgan Chase if the approval of Bear Stearns’s stockholders has not been obtained at the first duly held meeting of stockholders convened for the purpose of approving and adopting the Merger Agreement, as amended. In such an event, the option would be exercisable by JPMorgan Chase for 120 days following the date of such stockholder meeting.

     The Amendment provides that JPMorgan Chase will have custody of and the immediate right to manage a specified collateral pool described in the Amendment and any related hedges, with such custody and management rights to be delegated to the Federal Reserve Bank of New York effective immediately.

     Bear Stearns and JPMorgan Chase also agreed to terminate and revoke in all respects the Stock Option Agreement filed as Exhibit 99.2 to JPMorgan Chase’s Current Report on Form 8-K dated March 20, 2008.

     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 2.1 hereto, and incorporated into this report by reference.

Share Exchange Agreement

     On March 24, 2008, JPMorgan Chase and Bear Stearns, in connection with entering into the Amendment,

entered into a Share Exchange Agreement, under which JPMorgan Chase will purchase 95 million newly issued shares of Bear Stearns common stock, or 39.5% of the outstanding Bear Stearns common stock after giving effect to the issuance, in exchange for the issuance of 20,665,350 shares of JPMorgan Chase common stock to Bear Stearns and the entry by JPMorgan Chase into the Amended and Restated Guaranty Agreement and the Fed Guaranty Agreement (each as described below).

     While the rules of the New York Stock Exchange (the “NYSE”) generally require shareholder approval prior to the issuance of securities constituting 20% or more of the outstanding shares of a listed company, the NYSE’s Shareholder Approval Policy provides an exception in cases where the delay involved in securing shareholder approval for the issuance would seriously jeopardize the financial viability of the listed company. In accordance with the NYSE’s rule providing that exception, the Audit Committee of Bear Stearns’s Board of Directors has expressly approved, and the full Board of Directors has unanimously concurred with, Bear Stearns’s use of the exception.

     The closing of the issuance of the shares of Bear Stearns common stock to JPMorgan Chase under the Share Exchange Agreement is expected to be completed upon the expiration of a ten-day shareholder notice period required by the NYSE rule described above, which is expected to occur on or about April 8, 2008.

     The foregoing description of the of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement, which is filed as Exhibit 2.2 hereto, and is incorporated into this report by reference.

Amended and Restated Guaranty Agreement

     On March 24, 2008, JPMorgan Chase, in connection with the Amendment and the Share Exchange Agreement, entered into an Amended and Restated Guaranty Agreement (the “Guaranty”), effective retroactively from March 16, 2008, which replaces the Guaranty Agreement entered into on March 16, 2008 in connection with the Merger Agreement. Pursuant to the Guaranty, JPMorgan Chase will guarantee certain liabilities of Bear Stearns and certain of its operating subsidiaries (the “Guaranteed Bear Entities”) to the extent such liabilities arise prior to the end of the specified “Guaranty Period”, including (1) the revolving and term loan obligations of the Guaranteed Bear Entities, (2) certain brokerage and trading contract obligations of the Guaranteed Bear Entities (including obligations arising under prime brokerage agreements, securities contracts, commodity contracts, securities lending and borrowing arrangements, swaps, options, other derivatives, futures, forward contracts, repurchase and reverse repurchase agreements, settlement and clearing obligations, margin loan agreements and similar contracts and transactions) and (3) certain obligations of the Guaranteed Bear Entities to deliver cash, securities or other property to customers pursuant to customary custody arrangements.

     The Guaranty Period will end (subject to provision of further notice by JPMorgan Chase posted on its website at least three days prior to the end of the Guaranty Period), no sooner than the earliest to occur of (i) the date that is 120 days following the failure of Bear Stearns to receive the approval of its stockholders for the Merger Agreement at a meeting of Bear Stearns stockholders convened for that purpose, (ii) the date that is 120 days following closing of the Merger and (iii) the date of termination of the Merger Agreement.

     The foregoing description of the Guaranty does not purport to be complete and is qualified in its entirety by reference to the Guaranty, which is filed as Exhibit 99.1 hereto, and is incorporated into this report by reference.

Guarantee and Collateral Agreement

     On March 24, 2008, JPMorgan Chase, in connection with the Amendment and the Guaranty, entered into a Guarantee and Collateral Agreement (the “Collateral Agreement”) with Bear Stearns and certain of its subsidiaries (collectively, the “Collateral Parties”) pursuant to which the Collateral Parties agreed to guarantee the obligations of each of them to repay to JPMorgan Chase (1) any loans or other advances of credit by JPMorgan Chase and its affiliates to Bear Stearns and its affiliates and (2) any amounts paid by JPMorgan Chase to creditors of Bear Stearns and its affiliates under the Guaranty and the Fed Guaranty. Each of the Collateral Parties secured their guarantee by granting a lien on substantially all of their respective assets, subject to certain carveouts.

     The foregoing description of the Collateral Agreement does not purport to be complete and is qualified in its entirety by reference to the Collateral Agreement, which we intend to file at a later date.

Fed Guaranty Agreement

     On March 23, 2008, JPMorgan Chase, in connection with the Amendment and the Share Exchange Agreement, entered into a guarantee (the “Fed Guaranty”) in favor of the Federal Reserve Bank of New York (the “New York Fed”), pursuant to which JPMorgan Chase guaranteed certain obligations of Bear, Stearns & Co. Inc. and certain of its affiliates to the New York Fed. Such guarantee will apply with respect to transactions entered into prior to the termination of the Merger Agreement and may be terminated by JPMorgan Chase in accordance with the terms thereof. The foregoing description of the Fed Guaranty does not purport to be complete and is qualified in its entirety by reference to the Fed Guaranty, which is filed as Exhibit 99.2 hereto, and is incorporated into this report by reference.

Item 7.01. Regulation FD Disclosure.

     On March 24, 2008, JPMorgan Chase issued a press release announcing that it had entered into the Amendment. A copy of the press release is attached hereto as Exhibit 99.3.

     In accordance with general instruction B.2 of Form 8 K, the information in this report (including exhibits) that is being furnished pursuant to Item 7.01 of Form 8 K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

     This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements include, but are not limited to, statements about the benefits of the merger between JPMorgan Chase & Co. and The Bear Stearns Companies Inc., including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

     The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and self-regulatory organization approvals of the merger on the proposed terms and schedule and any changes to regulatory agencies’ outlook on, responses to and actions and commitments taken in connection with the merger and the agreements and arrangements related thereto; the extent and duration of continued economic and market disruptions; adverse developments in the business and operations of Bear Stearns, including the loss of client, employee, counterparty and other business relationships; the failure of Bear Stearns stockholders to approve the merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain business and operational relationships; increased competition and its effect on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the United States and internationally and the exposure to litigation and/or regulatory actions. Additional factors that could cause JPMorgan Chase’s results to differ materially from those described in the forward-looking statements can be found in the firm’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).

Additional Information

     In connection with the proposed merger, JPMorgan Chase will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Bear Stearns that also constitutes a prospectus of JPMorgan

Chase. Bear Stearns will mail the proxy statement/prospectus to its stockholders. JPMorgan Chase and Bear Stearns urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from JPMorgan Chase’s website (www.jpmorganchase.com) under the tab “Investor Relations” and then under the heading “Financial Information” then under the item “SEC Filings”. You may also obtain these documents, free of charge, from Bear Stearns’s website (www.bearstearns.com) under the heading “Investor Relations” and then under the tab “SEC Filings.”

     JPMorgan Chase, Bear Stearns and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Bear Stearns stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Bear Stearns stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about JPMorgan Chase’s executive officers and directors in its definitive proxy statement filed with the SEC on March 30, 2007. You can find information about Bear Stearns’s executive officers and directors in its definitive proxy statement filed with the SEC on March 27, 2007. You can obtain free copies of these documents from JPMorgan Chase and Bear Stearns using the contact information above.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 1, dated as of March 24, 2008, to the Agreement and Plan of Merger, dated as of March 16, 2008, by and between JPMorgan Chase & Co. and The Bear Stearns Companies Inc.

2.2	Share Exchange Agreement, dated as of March 24, 2008, by and between JPMorgan Chase & Co. and The Bear Stearns Companies Inc.

99.1	Amended and Restated Guaranty Agreement, executed March 24, 2008 and effective as of March 16, 2008

99.2	Fed Guaranty, dated March 23, 2008

99.3	Press Release, dated March 24, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By: /s/ Anthony J. Horan

Name: Anthony J. Horan
Title: Corporate Secretary

Dated: March 24, 2008

EXHIBIT INDEX

Exhibit No.

Description

2.1	Amendment No. 1, dated as of March 24, 2008, to the Agreement and Plan of Merger, dated as of March 16, 2008, by and between JPMorgan Chase & Co. and The Bear Stearns Companies Inc.

2.2	Share Exchange Agreement, dated as of March 24, 2008, by and between JPMorgan Chase & Co. and The Bear Stearns Companies Inc.

99.1	Amended and Restated Guaranty Agreement, executed March 24, 2008 and effective as of March 16, 2008

99.2	Fed Guaranty, dated March 23, 2008

99.3	Press Release, dated March 24, 2008